Exhibit 10.5


  o   DIRECTORS' MATCHING GIFT PROGRAM
         CSX Corporation Directors' Matching Gift Program ("Program") reflects CSX's commitment to the communities in which the Company and its subsidiaries operate. As part of its program of corporate philanthropy, the Company contributes through the Program to education, civic, cultural, and health and human service programs.


  o   FOR CURRENT DIRECTORS OF THE COMPANY
         CSX will match Director contributions from a minimum of $25 to an aggregate maximum of $25,000 annually to civic, cultural, educational, and health and human services institutions on a two-for-one basis subject to certain restrictions. The contributions to be matched must be personal gifts from the Director's own funds, paid in cash or securities. Pledges do not qualify for matches.

         The Program is available to all active Directors of the Company. Individuals who have retired from service as Directors of the Company may participate in this program through the sixth anniversary of their retirement. Gifts by participants may be made jointly with their spouses.


  o   ELIGIBLE ORGANIZATIONS
         Gifts are eligible for match only if they fall within the guidelines for CSX Corporation's charitable contributions.

         To be eligible to receive a match, an organization or institution must qualify as exempt from taxation pursuant to Section 501(c)(3) of the Internal Revenue Code.

         Certain restrictions apply to organizations which qualify for matching gifts. The following do not fall within the CSX Corporation guidelines for charitable contributions:

         o Gifts to organizations which discriminate in violation of law in provision of benefits on the basis of race, religion, national origin, gender, or physical disability.

         o        Gifts to schools below college level.

         o Gifts to educational institutions principally for the support of sports and other non-academic activities.

         o Gifts to organizations whose principal purpose is sectarian in nature or whose beneficiaries are determined on sectarian considerations.

         o        Political contributions of any nature.

         o        Activities forbidden by law.

         CSX  Corporation  reserves  the  right to  determine  whether  gifts to
organizations   fall  within   guidelines  for  CSX   Corporation's   charitable
contributions.


PROGRAM ADMINISTRATION
         The Program is administered by the CSX Corporation Corporate Secretary and the Board of Directors of CSX Corporation and may be suspended, revoked, terminated or amended at any time. Determination of eligibility of any organization or institution to receive matching funds under this program will be made by CSX Corporation under authority of the Board of Directors.

         Questions as to interpretation, application, administration or other aspects of the program, including eligibility, should be addressed to Mr. Alan
A. Rudnick, Vice President-General Counsel and Corporate Secretary, CSX Corporation, 901 East Cary Street, Richmond VA 23219, phone (804) 782-1525, fax
(804) 783-1356.


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INSTRUCTIONS
         Part A of the Application in this folder should be completed by the Director and the entire folder should accompany the Director's gift to an eligible organization or institution.

         The qualifying organization or institution, upon receipt of the gift and this folder, should complete Part B of the Application and return the entire original folder to the Administrator of Corporate Contributions at the address below.

         Upon request, the beneficiary organization or institution will provide evidence of its tax exempt status under Section 501(c)(3) of the Internal Revenue Code.

         All applications for matching gifts received during any calendar year will be paid when administratively convenient but not less than semi-annually.

         Additional Matching Gift forms may be secured from the Administrator of
Corporate  Contributions.   Requests  for  information  and  all  correspondence
relating to the Directors' Matching Gift Program should be addressed to:

Ms. Anita H. Hill
Administrator - Corporate Contributions
CSX Corporation
P. O. Box 85629
Richmond, Virginia  23285-5629


Part A -- Director's Section

(To be completed by Director, who is to send this entire pamphlet, together with gift, to charitable institution)

Date _____________________
Enclosed is my personal donation of $_________________ to ____________________________________________________
                                                                       Name of Charitable Institution

______________________________________________________________________________________________________________
Address of Charitable Institution

I hereby authorize the institution named above to report this gift to the Administrator - Corporate Contributions of CSX Corporation, for the purpose of qualifying for a contribution in accordance with the provisions of the Company's
Matching Gift Program.

Name _______________________________________________    Social Security No. ______________________________

Street Address _____________________________________    City ______________________    State ________    Zip _______

Director's Signature __________________________________________________________________


Part B -- Beneficiary's Section

(To be completed by an appropriate financial officer of the charitable institution, and returned to the Administrator - Corporate Contributions; P.O. Box
85629, Richmond, VA 23285-5629.)

I  hereby  certify  that  a  donation  of  $________________   was  received  on
_____________________________________,19___, from ______________________________
________________________________  in favor of this institution;
       Name of Donor



And I further  certify  that this  institution  meets all the  requirements  for
eligibility   as  set  forth  in  CSX   Corporation's   Matching  Gift  program.
Contributions  to the  beneficiary  institution  shown are tax deductible by CSX
Corporation pursuant to Section 501(c)(3) of the Internal Revenue Code, and that the beneficiary institution will provide evidence of this status upon request.


___________________________________________________  ___________________________________________
                  Name of Charitable Institution                      Signature

_____________________________________________________         ___________________________________________
                  Address of Charitable Institution                   (Name (print or type in full)
____________________________________________________ Title _______________________________________

____________________________________________________ Date _______________________________________
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